Revenues From Services	12 Months Ended
Dec. 31, 2011
Financial Services Revenue [Abstract]
Revenues From Services

NOTE 12. REVENUES FROM SERVICES

(In millions)	2011	2010	2009

Interest on loans(a)	$20,056	$20,810	$18,476
Equipment leased to others	11,343	11,116	12,231
Fees(a)	4,698	4,734	4,432
Investment income(a)	2,500	2,185	3,379
Financing leases(a)	2,378	2,749	3,255
Associated companies(b)	2,337	2,035	1,006
Premiums earned by insurance activities	1,905	2,014	2,065
Real estate investments	1,625	1,240	1,543
Net securitization gains(a)	0	0	1,589
Other items(c)	2,078	2,440	2,830
Total	$48,920	$49,323	$50,806

(a)       On January 1, 2010, we adopted ASU 2009-16 & 17, which required us to consolidate substantially all of our former QSPEs. As a result, 2011 and 2010 Revenues from services include interest, investment and fee income from these entities, which were not presented on a consolidated basis in 2009. During 2011 and 2010, we did not recognize gains from securitization transactions, as they were recorded as on-book financings. See Note 17.

(b)       During 2011, we sold an 18.6% equity interest in Garanti Bank and recorded a pre-tax gain of $690 million. Following the sale, we hold a 2.25% equity interest, which is classified as an available-for-sale security.

(c)       Included a gain on the sale of a limited partnership interest in PTL and a related gain on the remeasurement of the retained investment to fair value totaling $296 million in the first quarter of 2009. See Note 17.